Nicholas Bitcoin Tail ETF Trading Symbol: BHDG Listed on The Nasdaq Stock Market, LLC Summary Prospectus March 16, 2026 https://nicholasx.com/BHDG

Before you invest, you may want to review the Nicholas Bitcoin Tail ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated March 9, 2026 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at https://nicholasx.com/BHDG. You can also get this information at no cost by calling at (855) 563-6900 or by sending an e-mail request to marketing@nicholaswealth.com.

Investment Objective

The Nicholas Bitcoin Tail ETF’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses (includes interest expense)(2)	0.02%
Total Annual Fund Operating Expenses	0.97%

(1)	The Fund’s investment adviser, Tidal Investments LLC (the “Adviser”), a Tidal Financial Group company, will pay, or require a sub-adviser to pay, all of the Fund’s expenses, except for the following: advisory and sub-advisory fees, interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), litigation expenses, and other non-routine or extraordinary expenses.
(2)	Based on estimated amounts for the current fiscal year.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$99	$309

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by implementing an options-based strategy designed to hedge against significant declines in the price of bitcoin and/or bitcoin-related investments. The Fund is designed for investors that are seeking such a hedge or seeking to benefit from a decline in the price of bitcoin.

Under normal market conditions, the Fund’s portfolio will primarily consist of:

●	Exchange-listed options on (i) U.S.-listed exchange-traded products (“ETPs”) and/or ETFs that seek to track the price performance of bitcoin (together, “Bitcoin Underlying Funds”) or (ii) an index designed to reflect the price performance of bitcoin (“Bitcoin Index”), which are intended to provide downside protection during periods of significant declines in the price of bitcoin; and

●	Sold call options or call spread positions (simultaneously buying a long call option while writing a short call option on the same underlying asset, with different strike prices (i.e., the predetermined, fixed price at which the owner of a call option can buy, or the holder of a put option can sell, the underlying security) but the same expiration date) on Bitcoin Underlying Funds and/or a Bitcoin Index, which are used to help finance the cost of purchasing the Fund’s long put options.

The Adviser actively manages the Fund’s options exposure on a rolling basis, adjusting strike prices, maturities, and positioning in response to changing volatility and market conditions. Option positions are expected to have maturities generally of one year or less.

The Fund seeks to perform as follows during the indicated market scenarios:

-	Bitcoin declines sharply. The Fund’s long put options on bitcoin are designed to rise in value as bitcoin prices fall. While the short call spreads may lose some value in this environment, the appreciation in the long put options is expected to more than offset those losses, resulting in net gains for the Fund.

-	Bitcoin remains stable. The long put options held by the Fund may expire worthless, resulting in a loss equal to the net premium paid for those positions.

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Bitcoin rises in value. The long put options will lose value as bitcoin’s price increases, and the sold call options or call spread positions may also detract from performance. Losses are expected to be capped at the maximum loss of the call spreads, but may exceed the net premium paid for the Fund’s long put option positions.

There is no guarantee that the Fund will perform as intended or that the Fund’s strategy of limiting outsized downside risk will be effective. The Fund does not invest directly in bitcoin or any other digital assets. The Fund does not invest in or seek direct exposure to the current “spot” or cash price of bitcoin. Investors seeking direct exposure to the price of bitcoin should consider an investment other than the Fund. Although bitcoin may be referred to as a “cryptocurrency,” it is not yet widely accepted as a means of payment.

Collateral

As part of the Fund’s strategy, the Fund holds collateral investments. The Fund expects to invest in U.S. Treasury bills, money market funds, cash and cash equivalents (e.g., high quality commercial paper and similar instruments that are rated investment grade or, if unrated, of comparable quality, as the Fund’s investment sub-adviser, Nicholas Wealth, LLC (the “Sub-Adviser”) determines), that provide liquidity, serve as margin or collateralize the Fund’s investments in derivative instruments.

Other Fund Attributes

Under normal circumstances, the Fund will invest at least 80% of the value of its assets, plus borrowings for investment purposes, in securities and/or instruments that provide exposure to bitcoin. Derivatives will be valued at notional value for the purposes of this policy.

The Fund’s strategy is expected to result in a high annual portfolio turnover rate.

The Fund is classified as “non-diversified” under the 1940 Act.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund—Principal Risks of Investing in the Fund.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Bitcoin Appreciation Risk. By virtue of the Fund’s design as a hedge against declines in the value of bitcoin, the Fund is subject to the risk that bitcoin’s value increases. If the value of bitcoin increases, the Fund will likely lose value and, as a result, the Fund may suffer significant losses. Bitcoin is relatively new and the market for bitcoin is subject to rapid price swings, changes and uncertainty. Rapid increases in the value of bitcoin may result in substantial losses for the Fund. In addition, the broad acceptance and use of bitcoin would likely result in an increase in the value of bitcoin, which could result in significant losses for the Fund.

In addition, as a result of the Fund’s inverse exposure to the value of bitcoin, the Fund may also be subject to the following risks:

Growing Adoption and Use Cases: If the adoption of bitcoin continues to grow, the demand for bitcoin would likely increase. Such an increased demand could cause the price of bitcoin to rise, which would negatively impact the Fund’s performance.

Maintenance of Current Status: Bitcoin is the first and most well-known crypto asset, which is a significant advantage over other crypto assets. To the extent other crypto assets, and other blockchains supporting advanced applications like smart contracts, are not able to gain traction within the crypto asset market, the price of bitcoin could benefit which would negatively impact the Fund’s performance.

Institutional Adoption: Institutional investors and corporations are increasingly showing interest in crypto assets as an asset class. With the emergence of regulated investment vehicles such as bitcoin-based exchange-traded funds (ETFs) and the growing acceptance of crypto assets by traditional financial institutions, institutional adoption of bitcoin could accelerate, leading to increased demand and price appreciation. Such adoption could cause the price of bitcoin to rise, which would negatively impact the Fund’s performance.

Macroeconomic Factors: Economic uncertainty, inflation concerns, and currency devaluation in traditional financial markets can drive investors towards alternative assets like crypto assets, including bitcoin, as a hedge against economic instability. Additionally, monetary policies implemented by central banks, such as quantitative easing, can contribute to the devaluation of fiat currencies, making crypto assets more attractive as store of value assets. Such macroeconomic factors could cause the price of bitcoin to rise, which would negatively impact the Fund’s performance.

Technological Innovation: Ongoing technological advancements and developments within the bitcoin ecosystem, such as layer 2 scaling solutions, have the potential to enhance the utility and attractiveness of bitcoin, driving increased demand and price appreciation, which would negatively impact the Fund’s performance.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indices. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Index and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying security or instrument, including the anticipated volatility, which is affected by fiscal and monetary policies, changes in the actual or implied volatility of the underlying security or instrument, the time remaining until the expiration of the option contract and economic events. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying security or instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate as the underlying security or instrument. There may at times be an imperfect correlation between the movement in the values of options contracts and the underlying security or instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund may continuously maintain indirect exposure to one or more of the underlying securities or instruments through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses.

Counterparty Risk. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Underlying Fund Risk. The Fund’s investment strategy, involving indirect exposure to bitcoin through options on one or more Bitcoin Underlying Funds, is subject to the risks associated with bitcoin.

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Bitcoin Underlying Fund Risks: Bitcoin Underlying Funds, which focus on bitcoin either through direct holdings or indirectly via derivatives like futures contracts and swaps, carry significant risks. These risks include high market volatility, which can be influenced by technological advancements, regulatory changes, and broader economic factors. When trading derivatives, liquidity risks and counterparty risks are substantial. Managing futures contracts can be complex and may affect the performance of a Bitcoin Underlying Fund. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Additionally, each Bitcoin Underlying Fund, and consequently the Fund, is dependent on blockchain technology, which brings technological and cybersecurity risks, along with custodial challenges for securely storing digital assets. The constantly evolving regulatory and legal landscape presents continuous compliance and valuation difficulties. Risks related to market concentration and network issues in the digital asset sector further add complexity. Moreover, operational intricacies in managing digital assets and potential market volatility can lead to losses for each Bitcoin Underlying Fund.

●	Potentially No 1940 Act Protections. It is expected that one or more Bitcoin Underlying Funds will not be registered as an investment company subject to the 1940 Act. In addition, Bitcoin Underlying Funds that invest directly in bitcoin are not subject to the 1940 Act. Accordingly, investors in such a Bitcoin Underlying Fund would not have the protections expressly provided by that statute, including: provisions preventing Bitcoin Underlying Fund insiders from managing a Bitcoin Underlying Fund to their benefit and to the detriment of shareholders; provisions preventing a Bitcoin Underlying Fund from issuing securities having inequitable or discriminatory provisions; provisions preventing management by irresponsible persons; provisions preventing the use of unsound or misleading methods of computing Bitcoin Underlying Fund earnings and asset value; provisions prohibiting suspension of redemptions (except under limited circumstances); provisions limiting fund leverage; provisions imposing a fiduciary duty on fund managers with respect to receipt of compensation for services; and provisions preventing changes in a Bitcoin Underlying Fund’s character without the consent of shareholders. Although the Fund invests in one or more Bitcoin Underlying Funds only indirectly, the Fund’s investments are expected to be subject to loss as a result of these risks.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Commodity Pool Regulatory Risk. The Fund’s investment exposures will cause it to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the Commodities Exchange Act of 1936, as amended (the “CEA”) and CFTC rules. The Adviser is registered as a commodity pool operator (“CPO”) and the Fund will be operated in accordance with applicable CFTC rules, as well as the regulatory scheme applicable to registered investment companies. Registration as a CPO imposes additional compliance obligations on the Adviser and the Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund. However, the Fund’s status as a commodity pool and the Adviser’s registration as a CPO are not expected to materially adversely affect the Fund’s ability to achieve its investment objective. The CFTC has not passed on the adequacy of this Prospectus.

Regulated Investment Company Tax Risk. The Fund intends to elect and to qualify each year to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of swap contracts and options on Bitcoin-related assets does not exceed 25% of the Fund’s value at the close of any quarter. If the value of swap contracts and options whose value depends on Bitcoin were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

ETF Risks

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

Costs of Buying or Selling Shares. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

New Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.nicholasx.com.

Management

Investment Adviser

Tidal Investments LLC serves as investment adviser to the Fund.

Investment Sub-Adviser

Nicholas Wealth, LLC serves as an investment sub-adviser to the Fund.

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

David Nicholas, Founder and President of Nicholas Wealth, has been a portfolio manager of the Fund since its inception in 2026.

Jay Pestrichelli, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2026.

Matt Brandt, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2026.

Scott Snyder, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2026.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (Aps) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and the median bid-ask spreads can be found on the Fund’s website at www.nicholasx.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.